                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ----------------------


                                  FORM 8-K/A


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): October 3, 1997


                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
            (Exact name of registrant as specified in its charter)



             Commission File Number: 1934 Act File Number: 1-13174


                Maryland                                54-1681655
     (State of other jurisdiction of                 (I.R.S. Employer
      incorporation or organization)                Identification No.)

          2345 Crystal Drive
           Crystal City, VA                                22202
        (Address of principal                            (Zip Code)
          executive offices)


       Registrant's telephone number including area code: (703) 920-8500

Item 7.   Financial Statements and Exhibits
-------------------------------------------
The following Pro forma financial information is included as a second amendment to the Form 8-K dated October 3, 1997 and filed on October 20, 1997 and the 8-K/A filed on November 10, 1997 for Charles E. Smith Residential Realty, Inc.

(A) Pro Forma financial information beginning at page F-2
(B) Exhibits

    99.1  Report of Independent Public Accountants--Lincoln Towers
    99.2 Statement of Revenues and Certain Expenses of Lincoln Towers for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 (audited).

INDEX TO FINANCIAL STATEMENTS AND PRO FORMA INFORMATION

                                                            Page
                                                            ----
CHARLES E. SMITH RESIDENTIAL REALTY, INC.

Pro Forma (unaudited) Consolidated Balance Sheet             F-2
 as of September 30, 1997

Pro Forma (unaudited) Consolidated  Statement of             F-3
 Operations for the nine months ended September 30, 1997

Pro Forma (unaudited) Consolidated Statement of              F-4
 Operations for the year ended December 31, 1996

Notes and Management's Assumptions to Unaudited Pro Forma
 Consolidated Financial Information                          F-5

                    CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                           (UNAUDITED) (IN THOUSANDS)






                                                                                                 Pro Forma Adjustments
                                                                                      -----------------------------------------
                                                                                                     Acquisitions
                                                                                      -----------------------------------------
                                                                                      Lincoln       One East           2000
ASSETS                                                                Historical      Towers   (A)  Delaware  (C)  Commonwealth  (D)
                                                                      ----------      ------        --------       ------------

Rental property, at predecessor cost, net                            $    262,808
Rental property, acquired and developed, net                              329,338      88,878  (F)    42,550  (F)        27,432  (F)
Rental property under development                                          14,708
Cash and cash equivalents                                                   5,216        (828)                              (82)
Tenants' security deposits                                                  2,379         117            436                130
Escrow funds                                                                8,297
Investment in and advances to Property Service Businesses and other        16,603
Deferred charges, net                                                      16,216
Other assets                                                               23,903
                                                                    -------------
    Total assets                                                     $    679,468
                                                                    =============

LIABILITIES AND EQUITY
Liabilities
    Mortgage loans                                                   $    486,942                                        13,310
    Notes payable                                                          68,000      12,000         42,500
    Accounts payable and accrued expenses                                  12,079         150             50                100
    Tenants' security deposits                                              2,379         117            436                130
                                                                    -------------
      Total liabilities                                                   569,400
                                                                    -------------

Minority Interest                                                          55,427                                        13,940
                                                                    -------------
Shareholders' equity
    Preferred stock
      Series A Cumulative Convertible Redeemable Preferred Stock           19,772
      Series B Cumulative Convertible Redeemable Preferred Stock                -      34,629  (B)
    Common stock                                                              135          15  (B)
    Additional paid-in capital                                             41,840      41,256  (B)
    Retained deficit                                                       (7,106)
                                                                    -------------
      Total shareholder's equity                                           54,641
                                                                    -------------

    Total liabilities and shareholder's equity                       $    679,468
                                                                    =============















































                                                                        Other
ASSETS                                                                Adjustments       Pro Forma
                                                                      -----------       ---------

Rental property, at predecessor cost, net                                              $   262,808
Rental property, acquired and developed, net                                               488,198
Rental property under development                                                           14,708
Cash and cash equivalents                                                                    4,306
Tenants' security deposits                                                                   3,062
Escrow funds                                                                                 8,297
Investment in and advances to Property Service Businesses and other                         16,603
Deferred charges, net                                                                       16,216
Other assets                                                                                23,903
                                                                                      ------------
    Total assets                                                                       $   838,101
                                                                                      ============
LIABILITIES AND EQUITY
Liabilities
    Mortgage loans                                                                     $   500,252
    Notes payable                                                                          122,500
    Accounts payable and accrued expenses                                                   12,379
    Tenants' security deposits                                                               3,062
                                                                                      ------------
      Total liabilities                                                                    638,193
                                                                                      ------------

Minority Interest                                                          23,670 (E)       93,037
                                                                                      ------------
Shareholders' equity
    Preferred stock
      Series A Cumulative Convertible Redeemable Preferred Stock                            19,772
      Series B Cumulative Convertible Redeemable Preferred Stock                            34,629
    Common stock                                                                               150
    Additional paid-in capital                                            (23,670)(E)       59,426
    Retained deficit                                                                        (7,106)
                                                                                      ------------
      Total shareholder's equity                                                           106,871
                                                                                      ------------

    Total liabilities and shareholder's equity                                         $   838,101
                                                                                      ============


        The accompanying notes are an integral part of these statements.

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
              (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                         Pro forma Adjustments
                                                                          --------------------------------------------------

                                                                                             Acquisitions
                                                                          --------------------------------------------------
                                                                          Crystal       Crystal          The         Lincoln
RENTAL PROPERTIES                                           Historical     Plaza  (A)   Towers  (A)    Kenmore   (A)  Towers
                                                            ----------    -------       -------        -------       -------
   Revenues                                                 $   145,088     1,058         1,893            517         8,378

   Expenses
      Operating costs                                            52,062       440           625            258         2,743
      Real estate taxes                                           9,096        58           116             37           530
      Depreciation and amortization                              15,440         -             -              -             -
                                                            -----------    ------       -------        -------       -------
                 Total expenses                                  76,598       498           741            295         3,273

PROPERTY SERVICE BUSINESSES
   Equity in income of Property Service Businesses                3,636

Corporate general and administrative expenses                    (4,583)
Interest income                                                     768
Interest expense                                                (33,664)     (451) (D)     (576) (D)       (18)  (D)    (638) (D)
                                                            -----------    ------       -------        -------         -------

Net income of the Operating Partnership                          34,647       109           576            204         4,467

Minority Interest                                               (17,435)
                                                            -----------
Net income                                                       17,212

Less:   Income attributable to Series A preferred shares            384

        Income attributable to Series B preferred shares              -
                                                           ------------
                                                           $     16,828
                                                           ============
Net income per common share                                $       1.32
                                                           ============
Weighted average common shares outstanding                       12,795
                                                           ============

















































                                                                       Pro forma Adjustments
                                                           ---------------------------------------------
                                                                  Acquisitions
                                                           ---------------------------
                                                           One East           2000             Other
RENTAL PROPERTIES                                          Delaware       Commonwealth       Adjustments        Pro Forma
                                                           --------       ------------       -----------        ---------
   Revenues                                                    4,789             2,624                          $  164,347

   Expenses
      Operating costs                                          1,333             1,045              (676) (B)       57,830
      Real estate taxes                                          725               182                              10,744
      Depreciation and amortization                                -                 -             2,983  (C)       18,423
                                                           ---------      ------------       -----------        ----------
                 Total expenses                                2,058             1,227             2,307            86,997

PROPERTY SERVICE BUSINESSES
   Equity in income of Property Service Businesses                                                  (141) (B)        3,495

Corporate general and administrative expenses                                                                       (4,583)
Interest income                                                                                                        768
Interest expense                                              (2,260) (D)         (581) (D)          853  (D)      (37,335)
                                                           ---------      ------------       -----------        ----------

Net income of the Operating Partnership                          471               816            (1,595)           39,695

Minority Interest                                                                                 (1,039) (E)      (18,474)
                                                                                             -----------        ----------
Net income                                                                                                          21,221

Less:   Income attributable to Series A preferred shares                                                               384

        Income attributable to Series B preferred shares                                           1,861  (G)        1,861
                                                                                                                ----------
                                                                                                                $   18,976
                                                                                                                ==========
Net income per common share                                                                                     $     1.33
                                                                                                                ==========
Weighted average common shares outstanding                                                                          14,245
                                                                                                                ==========


        The accompanying notes are an integral part of these statements.

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
              (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                        Proforma Adjustments
                                                                    ------------------------------------------------------------

                                                                                            Acquisitions
                                                                    ------------------------------------------------------------

                                                                    Crystal     Crystal        The       Lincoln       One East
RENTAL PROPERTIES                                      Historical    Plaza       Towers      Kenmore      Towers       Delaware
                                                      ------------  --------   ---------     -------     ---------     ---------
   Revenues                                           $    166,283    7,557      11,463        3,058       11,001         6,308

   Expenses
      Operating costs                                       65,350    2,772       4,199        1,311        3,575         2,015
      Real estate taxes                                     10,429      390         671          229          669           925
      Depreciation and amortization                         17,931        -           -            -            -             -
                                                      ------------  --------   ---------     -------     ---------     ---------
                 Total expenses                             93,710    3,162       4,870        1,540        4,244         2,940

PROPERTY SERVICE BUSINESSES
   Equity in income of Property Service Businesses           7,846

Corporate general and administrative expenses               (3,025)
Interest income                                              1,029
Interest expense                                           (43,606)  (2,704) (D) (3,456) (D)    (109) (D)    (860) (D)   (3,047) (D)
                                                      ------------  --------   ---------     -------     ---------     ---------

Net income of the Operating Partnership                     34,817    1,691       3,137        1,409        5,897           321

Minority Interest                                          (19,062)

Distributions in excess of earnings allocated to
   Minority Interest                                        (4,778)
                                                      ------------
Net income                                                  10,977

Less:   Income attributable to Series
         B preferred shares                                    -

                                                      ------------
                                                      $     10,977
                                                      ============
Net income per common share                           $       1.11
                                                      ============
Weighted average common shares outstanding                   9,913
                                                      ============











































                                                             Proforma Adjustments
                                                      ---------------------------------

                                                                Acquisitions
                                                      ---------------------------------
                                                            2000              Other
RENTAL PROPERTIES                                       Commonwealth        Adjustments       Pro Forma
                                                      ---------------       -----------      ------------
   Revenues                                           $         3,353                        $   209,023

   Expenses
      Operating costs                                           1,375            (1,075) (B)      79,522
      Real estate taxes                                           282                             13,595
      Depreciation and amortization                                 -             6,020  (C)      23,951
                                                      ---------------       -----------      ------------
                 Total expenses                                 1,657             4,945          117,068

PROPERTY SERVICE BUSINESSES
   Equity in income of Property Service Businesses                                 (475) (B)       7,371

Corporate general and administrative expenses                                                     (3,025)
Interest income                                                                                    1,029
Interest expense                                                 (904) (D)        5,174  (D)     (49,512)
                                                      ---------------       -----------      ------------

Net income of the Operating Partnership                           792              (246)          47,818

Minority Interest                                                                (6,224) (E)     (25,286)

Distributions in excess of earnings allocated to
   Minority Interest                                                              4,778  (F)           -
                                                                                             ------------
Net income                                                                                        22,532

Less:   Income attributable to Series
         B preferred shares                                                       2,421  (G)       2,421
                                                                                             ------------
                                                                                             $    20,111
                                                                                             ============
Net income per common share                                                                  $      1.77
                                                                                             ============
Weighted average common shares outstanding                                                        11,363
                                                                                             ============


       The accompanying notes are an integral part of these statements.

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
           NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
                       CONSOLIDATED FINANCIAL INFORMATION
                         (DOLLAR AMOUNTS IN THOUSANDS)


1.  Basis of Presentation

    The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1997 and the unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 are based on the historical financial statements of the Company and Operating Partnership.

    The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1997 is presented as if the Lincoln Towers, One East Delaware, and 2000 Commonwealth acquisitions and related offerings of common and preferred stock had occurred on September 30, 1997. The unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 are presented as if the acquisitions of Crystal Plaza, Crystal Towers, The Kenmore, Lincoln Towers, One East Delaware, and 2000 Commonwealth and related offerings had occurred at the beginning of the periods. The unaudited pro forma information should be read in conjunction with the historical financial statements and notes related thereto appearing in the Company's Form 10-Q and 10-K.

    Preparation of the pro forma financial information was based on assumptions considered appropriate by the Company's management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the acquisitions had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

2.   Adjustments to Pro Forma Consolidated Balance Sheet:

     (A) Acquisition of Lincoln Towers

            Purchase price of rental property                    $88,500
            Acquisition costs                                        378
                                                                --------
                    Cost basis of rental property                $88,878
                                                                ========

            Proceeds from stock sales                            $75,900
            Proceeds from line of credit                          12,000
            Other                                                    978
                                                                --------
                                                                 $88,878
                                                                ========

     (B) Sale of 1,450,000 shares of Common Stock ($28.50 share price)
         Sale of 1,216,666 shares of Series B Preferred Stock ($28.50 share price)

            Proceeds from sale                                   $76,000
            Costs                                                   (100)
                                                                --------
                    Net proceeds                                 $75,900
                                                                ========

            Par value of common stock issued                     $    15
            Additional paid-in capital                            41,256
            Value of Series B preferred stock issued              34,629
                                                                --------
                                                                 $75,900
                                                                ========

     (C) Acquisition of One East Delaware

            Purchase price of rental property                    $42,500
            Acquisition costs                                         50
                                                                --------
                    Cost basis of rental property                $42,550
                                                                ========

            Proceeds from line of credit                         $42,500
            Other                                                     50
                                                                --------
                                                                 $42,550
                                                                ========


     (D) Acquisition of 2000 Commonwealth

            Purchase price of rental property                    $ 27,250
            Acquisition costs                                         182
                                                                ---------
                 Cost basis of rental property                   $ 27,432
                                                                =========

            Value of Operating Partnership units issued          $ 13,940
            Mortgage debt assumed                                  13,310
            Other                                                     182
                                                                ---------
                                                                 $ 27,432
                                                                =========

            Number of Operating Partnership units issued          464,667
                                                                =========


     (E) To adjust the Minority Interest for the issuance of common and preferred stock and Operating Partnership Units.


     (F) Historical and Pro Forma balances for each rental property acquired subsequent to September 30, 1997 are as follows:


                                              Total Assets
                                 ------------------------------------

                                 Historical     Purchase    Pro Forma
                                  @ 9/30/97   Adjustment    @ 9/30/97
                                 ----------   ----------    ---------
            Lincoln Towers           81,771        7,107       88,878
            One East Delaware        35,011        7,539       42,550
            2000 Commonwealth         6,633       20,799       27,432
                                    -------       ------      -------
             Totals:                123,415       35,445      158,860
                                    =======       ======      =======


3.   Adjustments to Pro Forma Consolidated Statements of Operations:

       (A) Crystal Plaza, Crystal Towers and The Kenmore were all purchased during the first quarter of 1997. Therefore, for the nine months ended September 30, 1997, the respective pro forma adjustments represent the operating results from January 1, 1997 through the date of purchase.

       (B) Operating expenses have been adjusted to eliminate management fees since the Company's affiliate manages owned properties. For Crystal Plaza and Crystal Towers, Equity in Income of Property Service Businesses has also been adjusted to eliminate management fee income earned on these properties prior to purchase.

       (C) Depreciation and amortization has been adjusted based on the allocated purchase price of the assets acquired and an estimated useful life of 40 years, as if the purchases occurred on January 1, 1997 for the nine months ended September 30, 1997 and January 1, 1996 for the year ended December 31, 1996.

       (D) Represents interest expense for draws on the line-of-credit (assuming a weighted average interest rate of 7.09% for the nine months ended September 30, 1997 and 7.17% for the year ended December 31, 1996) and interest expense for assumed mortgage loans as follows:

            Fixed Rate:
            -----------
                Crystal Plaza           8.19%
                Crystal Towers          7.51%
                The Kenmore             9.25%

            Variable Rate:
            --------------
                2000 Commonwealth = 30 Day London Inter Bank Offer Rate (LIBOR) + 1.10% (6.65% at 12/31/96 and 6.78% at 9/30/97)

            The adjustment to reduce interest expense is based on the line-of-credit interest rates and is due to the pay down of notes payable with proceeds from the February 1997 common stock offering.

       (E) To adjust the Minority Interest for the issuance of common and preferred stock and Operating Partnership Units.

       (F) There are no distributions in excess of earnings allocated to Minority Interest as a result of the issuance of common and preferred stock and units in the Operating Partnership restoring a positive balance in the Minority Interest account.

       (G) Represents dividends on the 1,216,666 shares of Series B Preferred Stock issued to finance the Lincoln Towers acquisition. Dividends declared were $1.53 per share for the nine months ended September 30, 1997 and $1.99 per share for the year ended December 31, 1996.

                                  SIGNATURES

  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 6th day of January 1998.

                            CHARLES E. SMITH RESIDENTIAL REALTY, INC.


                            By: /s/ W. D. Minami
                                ----------------
                                W. D. Minami
                                Senior Vice President and Chief Financial
                                Officer of the Registrant



                            By: /s/ Steven. E. Gulley
                                ---------------------
                                Steven E. Gulley
                                Vice President and Controller
                                   of the Registrant